UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     February 26, 2003
                                                --------------------------------




Morgan Stanley Dean Witter Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2003, relating to the Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2003-NC2)
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             (Exact name of registrant as specified in its charter)



         Delaware                   333-83986-15                13-3291626
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



1585 Broadway, New York, New York                                  10036
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code      (212) 296-7000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2003-NC2. On February 26, 2003, Morgan Stanley Dean Witter Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of February 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, The Provident Bank, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party, of Morgan Stanley Dean Witter Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2003-NC2 (the "Certificates"), issued in eleven classes. The Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates, with an aggregate scheduled principal balance as of February 1, 2003 of $517,555,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Blaylock & Partners, L.P. ("Blaylock") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Blaylock, the "Underwriters"), pursuant to an Underwriting Agreement dated as of February 21, 2003 by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of February 1, 2003, by and among the Company, as depositor, The Provident Bank, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 13, 2003                     MORGAN STANLEY DEAN WITTER
                                          CAPITAL I INC.

                                          By:  /s/ Valerie H. Kay
                                               ---------------------------------
                                               Name:  Valerie H. Kay
                                               Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



Item  601(a)  of
Regulation  S-K
Exhibit No.           Description                                          Page
-----------           -----------                                          ----

4                     Pooling and Servicing Agreement, dated as            6
                      of February 1, 2003, by and among the
                      Company, as depositor, The Provident
                      Bank, as servicer, Deutsche Bank National
                      Trust Company, as trustee, and NC Capital
                      Corporation, as responsible party.